                                                                    Exhibit 99.4


                        CONSENT OF JOHN W. BLEND, III

        In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to reference in the Registration Statement on Form S-4 filed by Indus International, Inc., a Delaware corporation ("Newco"), to the undersigned being named as a director of Newco upon the consummation of the Merger described in such Registration Statement.


                                /s/JOHN W. BLEND, III
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